                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1. ESL PARTNERS, L.P.

    Item                                 Information

    Name:                                ESL Partners, L.P.

    Address:                             1170 Kane Concourse, Suite 200, Bay
                                         Harbor Islands, FL 33154

    Designated Filer:                    Edward S. Lampert

    Date of Event Requiring Statement    December 8, 2015
    (Month/Day/Year):

    Issuer Name and Ticker or Trading    Sears Hometown and Outlet Stores, Inc.
    Symbol:                              [SHOS]

    Relationship of Reporting Person(s)  10% Owner
    to Issuer:

    If Amendment, Date Original Filed    Not Applicable
    (Month/Day/Year):

    Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                         Person

    Signature:                           By:       RBS Partners, L.P.
                                         Its:      General Partner

                                         By:       ESL Investments, Inc.
                                         Its:      General Partner

                                         By:       /s/ Edward S. Lampert
                                                   ---------------------
                                         Name:     Edward S. Lampert
                                         Title:    Chief Executive Officer
                                         Date:     December 10, 2015

2. RBS PARTNERS, L.P.

    Item                                 Information

    Name:                                RBS Partners, L.P.

    Address:                             1170 Kane Concourse, Suite 200, Bay
                                         Harbor Islands, FL 33154

    Designated Filer:                    Edward S. Lampert

    Date of Event Requiring Statement    December 8, 2015
    (Month/Day/Year):

    Issuer Name and Ticker or Trading    Sears Hometown and Outlet Stores, Inc.
    Symbol:                              [SHOS]

    Relationship of Reporting Person(s)  10% Owner
    to Issuer:

    If Amendment, Date Original Filed    Not Applicable
    (Month/Day/Year):

    Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                         Person

    Signature:                           By:       ESL Investments, Inc.
                                         Its:      General Partner

                                         By:       /s/ Edward S. Lampert
                                                   ---------------------
                                         Name:     Edward S. Lampert
                                         Title:    Chief Executive Officer
                                         Date:     December 10, 2015

3. ESL INVESTMENTS, INC.

    Item                                 Information

    Name:                                ESL Investments, Inc.

    Address:                             1170 Kane Concourse, Suite 200, Bay
                                         Harbor Islands, FL 33154

    Designated Filer:                    Edward S. Lampert

    Date of Event Requiring Statement    December 8, 2015
    (Month/Day/Year):

    Issuer Name and Ticker or Trading    Sears Hometown and Outlet Stores, Inc.
    Symbol:                              [SHOS]

    Relationship of Reporting Person(s)  10% Owner
    to Issuer:

    If Amendment, Date Original Filed    Not Applicable
    (Month/Day/Year):

    Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                         Person

    Signature:
                                         By:       /s/ Edward S. Lampert
                                                   ---------------------
                                         Name:     Edward S. Lampert
                                         Title:    Chief Executive Officer
                                         Date:     December 10, 2015